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                                                                  EXHIBIT 23.12

                             CONSENT OF DIRECTOR


        I hereby consent to being named a director in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting part of the Registration Statement on Form S-4 dated April 13, 1995.


                                      Very truly yours,

                                      /s/  JEFF H. BENHARD
                                      ----------------------------------
                                           Jeff H. Benhard